Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-111132 and No. 333-111144) and on Form S-8 (No. 333-112115 and No. 333-112930) of Teva Pharmaceutical Industries Limited of our reports dated March17, 2005 relating to the financial statements for the year ended December 31, 2004 and the related financial statement schedule, which are included in Teva Pharmaceutical Industries Limited Annual Report on Form 20-F for the year ended December 31, 2004.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
March 17, 2005	Certified Public Accountants (Isr.)
A member of PricewaterhouseCoopers International Limited